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Scudder Focus Growth Fund

Classes A, B and C

Semiannual Report

February 28, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Focus Growth Fund	Nasdaq Symbol	CUSIP Number
Class A	SDDAX	811-166107
Class B	SDDBX	811-166206
Class C	SDDCX	811-166305

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary February 28, 2002

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Focus Growth Fund	6-Month	1-Year	3-Year	Life of Class**
Class A	-5.07%	-20.85%	-11.87%	-11.38%
Class B	-5.39%	-21.45%	-12.54%	-12.09%
Class C	-5.39%	-21.45%	-12.54%	-12.09%
S&P/Barra Growth Index†	2.17%	-6.84%	-6.06%	-5.18%
S&P 500 Index††	-1.69%	-9.53%	-2.46%	-2.04%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 2/28/02	$ 5.24	$ 5.09	$ 5.09
8/31/01	$ 5.52	$ 5.38	$ 5.38

Class A Lipper Rankings* - Large Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-year	557	of	828	68
3-year	426	of	507	84

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(a)* (Adjusted for Sales Charge)
-- Scudder Focus Growth Fund - Class A -- S&P/Barra Growth Index† - - - S&P 500 Index††

Comparative Results* (Adjusted for Sales Charge)
Scudder Focus Growth Fund		1-Year	3-Year	Life of Class**
Class A(b)	Growth of $10,000	$7,460	$6,452	$6,432
	Average annual total return	-25.40%	-13.59%	-13.03%
Class B(b)	Growth of $10,000	$7,619	$6,582	$6,547
	Average annual total return	-23.81%	-13.01%	-12.54%
Class C(b)	Growth of $10,000	$7,855	$6,690	$6,654
	Average annual total return	-21.45%	-12.54%	-12.09%
S&P/Barra Growth Index†	Growth of $10,000	$9,316	$8,289	$8,450
	Average annual total return	-6.84%	-6.06%	-5.18%
S&P 500 Index††	Growth of $10,000	$9,047	$9,280	$9,367
	Average annual total return	-9.53%	-2.46%	-2.04%

The growth of $10,000 is cumulative.

* Returns and rankings during part of the periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class A shares; rankings for share classes may vary.
** The Fund commenced operations on December 31, 1998.
a The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
b Returns shown for Class A, B and C shares have been adjusted to reflect the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charge of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charge, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
† S&P/Barra Growth Index is a capitalization-weighted index comprised of stocks of the S&P 500 with low book-to-price ratios relative to the S&P 500 as a whole. Each company of the S&P 500 is assigned to either the Value or Growth index so that the sum of the two indices reflects the total S&P 500.
†† The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Unexpectedly, the economy managed a bit of positive growth during the final quarter of 2001. Consumers led the way, snapping up bargains in auto showrooms and putting lots of new electronics under the Christmas tree. Now the questions everyone's asking are: Is the recession already over? And what kind of a recovery will there be?

With Japan lingering in recession and Europe still in the doldrums, it will almost certainly fall to the United States to lead the way forward. Even if it turns out that the recession is already over, a variety of factors suggest that the recovery will be less than robust.

What are they? A country's currency usually weakens in a recession, but the dollar continues to climb, hurting exports. Home and auto sales - whose recovery typically propels an overall economic recovery - have not fallen as they usually do, so how can they recover? And excess investment during the bubble years has littered the landscape with underutilized facilities and crushed profits, dimming the jobs and investment outlook.

However, there are also unusually powerful forces for growth. Tax cuts already on the books are taking effect, and military and security spending is jumping. Oil prices have sunk, leaving more money for consumers and businesses to spend on other things. And perhaps most importantly, the Federal Reserve Board has pulled out all the stops and is flooding the system with money.

That last point is worth discussing in more detail, because those who remember the 1970s might wonder how the Fed has gotten away with printing so much money without reigniting inflation. One reason is foreigners' insatiable appetite for the dollar. Ordinarily, if a central banker tries to print his way out of economic hard times, he gets a quick reprimand from the currency markets. He then faces a tough choice: raise interest rates to protect his currency or face inflation caused by a weakened exchange rate which raises the cost of imports. But these are not ordinary times. While the dollar's fundamentals may appear less than stellar, global capital finds the alternatives even less appealing. Barring a turn in the dollar's fortunes, the Fed should feel free to keep its foot on the gas.

Economic Guideposts Data as of 2/28/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.

In summary, we believe that policy stimulus may have already nudged the economy out of recession, even if growth will not return to late 90s levels any time soon. Indeed, the markets - which tend to be forward looking - saw the recovery before most economists and rebounded sharply during the final three months of 2001. Investors were also cheered by news of the significant gains made by the United States in the war on terrorism. Markets lost steam in early January, however, as they began to focus on poor corporate accounting and tried to assess whether a slow recovery would be really beneficial to corporate profits. Firmer evidence of robust profits will probably be needed before the equity markets can mount a sustained advance. That may not be available until later this year.

Zurich Scudder Investments, Inc.
Economics Group

March 6, 2002

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of March 6, 2002, and may not actually come to pass.

Portfolio Management Review

As of May 17, 2002, Scudder Focus Growth Fund will be liquidated due to its small asset base, which makes it difficult to manage the portfolio efficiently and to maintain reasonable expenses for shareholders. For more information about the fund's closing, your investment options and potential tax implications, please refer to the materials sent to you in February, visit Scudder.com or talk with your financial representative. Below, Lead Portfolio Manager Jesse Stuart discusses the fund's performance over its semiannual reporting period, September 1, 2001 through February 28, 2002.

At the start of the fund's six-month reporting period - September 1, 2001 - we were in the midst of a recession, and the stock market was struggling. Then terrorist attacks caused the economy and the markets to plummet even further. By the end of 2001, investors began to regain confidence, enabling many stocks to make up ground lost in the wake of September 11. Despite the uptick in confidence, the broad market indices were still down at the close of this period, February 28, 2002. Scudder Focus Growth Fund's Class A shares (unadjusted for sales charges) fell 5.07 percent in the six-month period. By comparison, the Lipper Large Growth category1 lost an average of 4.20 percent and large growth stocks as measured by the fund's benchmark, the Standard & Poor's Barra Growth Index (Barra Growth), returned 2.17 percent. The broader market as measured by the Standard & Poor's 500 index lost 1.69 percent for the same period. Extreme market volatility created a difficult environment for the fund, which keeps its small number of investments focused in large-company growth stocks with strong growth prospects.

The fund's relative underperformance was primarily due to two factors. First, Providian Financial, a consumer lending and credit card company, declined dramatically in early fall as management and accounting problems (that were not evident at the time of our investment) surfaced. Although we liquidated our position before the stock reached its lows, it had a detrimental impact on performance. Another detractor from performance was the positioning of the fund's technology investments. After deep declines earlier in 2001, we reduced our tech holdings and eliminated those stocks that we believed to be most economically sensitive. This defensive posturing helped the fund in the wake of September 11 as tech stocks fell precipitously, but it hurt performance later in the period as the sector shifted gears and rallied strongly in November and December.

1 The Lipper Large Growth category is a group of funds that invest in large company growth stocks. The category is not available for direct investment.

The fund benefited from its energy holdings, specifically Nabors, an oil service company, which generated earnings above expectations during the period as its domestic exploration business flourished. And while the economy caused some retailers to struggle in late 2001, fund holding Lowes, a home improvement retailer, gained considerable ground as consumers continued to spend on home improvement projects.

After enduring a recession and unthinkable acts of terrorism, we're heartened to see data suggesting that the economy may be in the early stages of improvement. However, we're not expecting a quick rebound. We expect a muted recovery that may take many months or perhaps longer to work its way through. We appreciate your investment in this fund, and hope you'll consider reinvesting your assets in one of the many funds available through Scudder Investments.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary February 28, 2002

Asset Allocation	2/28/02	8/31/01

Common Stocks	96%	93%
Cash Equivalents	4%	7%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	2/28/02	8/31/01

Technology	29%	32%
Health	27%	27%
Consumer Discretionary	9%	8%
Manufacturing	8%	4%
Financial	7%	12%
Media	7%	9%
Service Industries	6%	-
Energy	4%	4%
Durables	3%	-
Communications	-	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at February 28, 2002 (40.5% of Portfolio)
1. Lowe's Companies, Inc. Distributor of consumer goods and building materials	4.8%
2. Baxter International, Inc. Manufacturer and distributor of hospital and laboratory products and services	4.4%
3. Johnson & Johnson Provider of health care products	4.3%
4. State Street Corp. Provider of custodian banking services	4.0%
5. Medtronic, Inc. Manufacturer of cardiac pacemakers	4.0%
6. KLA-Tencor Corp. Developer, manufacturer and marketer of automated image processing systems	4.0%
7. Staples, Inc. Provider of office supplies	3.8%
8. Nabors Industries, Inc. Provider of contract well drilling and other services to oil and gas industry	3.8%
9. Micron Technology, Inc. Manufacturer of semiconductor memory and enhancement products for work stations	3.7%
10. Amgen, Inc. Developer of pharmaceuticals	3.7%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of February 28, 2002 (Unaudited)

	Shares	Value ($)
Common Stocks 95.9%
Consumer Discretionary 8.6%
Department & Chain Stores 4.8%
Lowe's Companies, Inc.	2,000	90,500
Specialty Retail 3.8%
Staples, Inc.*	3,700	72,779
Durables 3.0%
Telecommunications Equipment
Amdocs Ltd.*	2,000	56,500
Energy 3.8%
Oilfield Services/Equipment
Nabors Industries, Inc.*	2,000	70,940
Financial 7.0%
Banks 4.0%
State Street Corp.	1,500	76,050
Other Financial Companies 3.0%
Lehman Brothers Holdings, Inc.	1,000	56,500
Health 25.5%
Biotechnology 6.4%
Amgen, Inc.*	1,200	69,576
Genentech, Inc.*	1,100	51,920
		121,496
Health Industry Services 3.0%
Laboratory Corp. of America Holdings*	700	57,036
Hospital Management 3.4%
Tenet Healthcare Corp.*	1,100	63,525
Medical Supply & Specialty 12.7%
Baxter International, Inc.	1,500	83,220
Johnson & Johnson	1,320	80,388
Medtronic, Inc.	1,700	75,718
		239,326
Manufacturing 7.7%
Diversified Manufacturing 1.7%
Tyco International Ltd.	1,100	32,010
Industrial Specialty 3.2%
Novellus Systems, Inc.*	1,400	59,626
Machinery/Components/Controls 2.8%
Johnson Controls, Inc.	600	53,256
Media 6.9%
Advertising 3.5%
Omnicom Group, Inc.	700	65,478
Broadcasting & Entertainment 3.4%
Clear Channel Communications, Inc.*	1,400	65,268
Service Industries 5.9%
Miscellaneous Commercial Services
Concord EFS, Inc.*	1,900	57,057
Paychex, Inc.	1,500	55,425
		112,482
Technology 27.5%
Computer Software 10.7%
Adobe Systems, Inc.	1,500	54,570
BEA Systems, Inc.*	3,200	40,672
Microsoft Corp.*	1,100	64,174
PeopleSoft, Inc.*	1,500	43,605
		203,021
EDP Peripherals 2.6%
EMC Corp.*	4,500	49,050
Electronic Data Processing 3.1%
International Business Machines Corp.	600	58,872
Semiconductors 11.1%
KLA-Tencor Corp.*	1,300	75,283
Micron Technology, Inc.*	2,200	70,730
Xilinx, Inc.*	1,800	64,656
		210,669
Total Common Stocks (Cost $1,880,186)		1,814,384

	Principal Amount ($)	Value ($)
Cash Equivalents 4.1%
Zurich Scudder Cash Management QP Trust, 1.93% (b) (Cost $77,211)	77,211	77,211
Total Investment Portfolio - 100.0% (Cost $1,957,397) (a)		1,891,595

* Non-income producing security.
(a) The cost for federal income tax purposes was $1,960,882. At February 28, 2002, net unrealized depreciation for all securities based on tax cost was $69,287. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $97,743 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $167,030.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $1,957,397)	$ 1,891,595
Dividends receivable	322
Receivable for Fund shares sold	40
Other assets	957
Total assets	1,892,914
Liabilities
Accrued management fee	1,094
Other accrued expenses and payables	1,787
Total liabilities	2,881
Net assets, at value	$ 1,890,033
Net Assets
Net assets consist of: Accumulated net investment loss	(12,356)
Net unrealized appreciation (depreciation) on investments	(65,802)
Accumulated net realized gain (loss)	(984,946)
Paid-in capital	2,953,137
Net assets, at value	$ 1,890,033
Net Asset Value
Class A Net Asset Value, and redemption price per share ($748,697 / 142,951 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.24
Maximum offering price per share (100 / 94.25 of $5.24)	$ 5.56
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($619,841 / 121,868 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 5.09
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($521,495 / 102,526 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 5.09

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended February 28, 2002 (Unaudited)
Investment Income
Income: Dividends	$ 1,954
Interest	2,065
Total Income	4,019
Expenses: Management fee	6,125
Administrative fee	3,047
Distribution service fees	6,248
Trustees' fees and expenses	315
Other	655
Total expenses, before expense reductions	16,390
Expense reductions	(15)
Total expenses, after expense reductions	16,375
Net investment income (loss)	(12,356)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(150,452)
Net unrealized appreciation (depreciation) during the period on investments	52,327
Net gain (loss) on investment transactions	(98,125)
Net increase (decrease) in net assets resulting from operations	$ (110,481)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2002 (Unaudited)	Year Ended August 31, 2001
Operations: Net investment income (loss)	$ (12,356)	$ (31,526)
Net realized gain (loss) from investment transactions	(150,452)	(834,494)
Net unrealized appreciation (depreciation) on investment transactions during the period	52,327	(786,207)
Net increase (decrease) in net assets resulting from operations	(110,481)	(1,652,227)
Distributions to shareholders from: Net realized gains Class A	-	(142,820)
Class B	-	(144,520)
Class C	-	(142,815)
Fund share transactions: Proceeds from shares sold	401,199	285,203
Reinvestment of distributions	-	430,155
Cost of shares redeemed	(60,922)	(20,232)
Net increase (decrease) in net assets from Fund share transactions	340,277	695,126
Increase (decrease) in net assets	229,796	(1,387,256)
Net assets at beginning of period	1,660,237	3,047,493
Net assets at end of period (including accumulated net investment loss of $12,356 at February 28, 2002)	$ 1,890,033	$ 1,660,237

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended August 31,	2002[a]	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 5.52	$ 14.55	$ 10.05	$ 9.50
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	(.08)	(.12)	(.07)
Net realized and unrealized gain (loss) on investment transactions	(.25)	(6.91)	4.62	.62
Total from investment operations	(.28)	(6.99)	4.50	.55
Less distributions from: Net realized gains on investment transactions	-	(2.04)	-	-
Net asset value, end of period	$ 5.24	$ 5.52	$ 14.55	$ 10.05
Total Return (%)[d]	(5.07)**	(53.06)[e]	44.78[e]	5.79e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	749	589	1,021	706
Ratio of expenses before expense reductions (%)	1.39*	5.33[f]	4.96	2.35*
Ratio of expenses after expense reductions (%)	1.39*	1.61[f]	1.61	1.85*
Ratio of net investment income (loss) (%)	(.93)*	(1.03)	(.98)	(1.02)*
Portfolio turnover rate (%)	65*	219	149	64*

a For the six months ended February 28, 2002 (Unaudited).
b For the period from December 31, 1998 (commencement of operations) to August 31, 1999.
c Based on average shares outstanding during the period.
d Total return does not reflect the effect of any sales charges.
e Total return would have been lower had certain expenses not been reduced.
f The ratio of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 5.08% and 1.43%, respectively.
* Annualized
** Not annualized

Class B

Years Ended August 31,	2002[a]	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 5.38	$ 14.35	$ 9.99	$ 9.50
Income (loss) from investment operations: Net investment income (loss)[c]	(.05)	(.14)	(.21)	(.14)
Net realized and unrealized gain (loss) on investment transactions	(.24)	(6.79)	4.57	.63
Total from investment operations	(.29)	(6.93)	4.36	.49
Less distributions from: Net realized gains on investment transactions	-	(2.04)	-	-
Net asset value, end of period	$ 5.09	$ 5.38	$14.35	$ 9.99
Total Return (%)[d]	(5.39)**	(53.44)[e]	43.64[e]	5.16e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	620	545	1,019	701
Ratio of expenses before expense reductions (%)	2.19*	6.11[f]	5.80	3.27*
Ratio of expenses after expense reductions (%)	2.19*	2.35[f]	2.42	2.77*
Ratio of net investment income (loss) (%)	(1.73)*	(1.77)	(1.79)	(1.95)*
Portfolio turnover rate (%)	65*	219	149	64*

a For the six months ended February 28, 2002 (Unaudited).
b For the period from December 31, 1998 (commencement of operations) to August 31, 1999.
c Based on average shares outstanding during the period.
d Total return does not reflect the effect of any sales charges.
e Total return would have been lower had certain expenses not been reduced.
f The ratio of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 5.85% and 2.20%, respectively.
* Annualized
** Not annualized

Class C

Years Ended August 31,	2002[a]	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 5.38	$ 14.35	$ 9.99	$ 9.50
Income (loss) from investment operations: Net investment income (loss)[c]	(.05)	(.15)	(.22)	(.14)
Net realized and unrealized gain (loss) on investment transactions	(.24)	(6.78)	4.58	.63
Total from investment operations	(.29)	(6.93)	4.36	.49
Less distributions from: Net realized gains on investment transactions	-	(2.04)	-	-
Net asset value, end of period	$ 5.09	$ 5.38	$ 14.35	$ 9.99
Total Return (%)[d]	(5.39)**	(53.44)[e]	43.64[e]	5.16e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	521	525	1,007	701
Ratio of expenses before expense reductions (%)	2.17*	6.09[f]	5.80	3.27*
Ratio of expenses after expense reductions (%)	2.17*	2.38[f]	2.42	2.77*
Ratio of net investment income (loss) (%)	(1.71)*	(1.81)	(1.79)	(1.95)*
Portfolio turnover rate (%)	65*	219	149	64*

a For the six months ended February 28, 2002 (Unaudited).
b For the period from December 31, 1998 (commencement of operations) to August 31, 1999.
c Based on average shares outstanding during the period.
d Total return does not reflect the effect of any sales charges.
e Total return would have been lower had certain expenses not been reduced.
f The ratio of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 5.83% and 2.22%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Focus Growth Fund (the "Fund") is a non-diversified series of Scudder Investors Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. In conjunction with approving the cessation of operations of the Fund, the Board approved closing the Fund to new investors effective as of the close of business on February 5, 2002 (see Note G).

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At August 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $126,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2009, the expiration date, whichever occurs first. In addition, from November 1, 2000 through August 31, 2001, the Fund incurred approximately $702,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to the Fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2002, purchases and sales of investment securities (excluding short-term instruments) aggregated $947,035 and $517,068, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc. ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.70% of the first $250,000,000 of the Fund's average daily net assets, 0.67% of the next $750,000,000 of such net assets, 0.65% of the next $1,500,000,000 of such net assets and 0.63% of such net assets in excess of $2,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 28, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.70% of the Fund's average daily net assets.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the funds' investment management agreements with ZSI under the 1940 Act and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.325%, 0.375% and 0.350% of average daily net assets for Class A, B and C shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of ZSI, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. In addition, other service providers, not affiliated with ZSI provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended February 28, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at February 28, 2002
Class A	$ 1,080	$ 177
Class B	1,055	168
Class C	912	133
	$ 3,047	$ 478

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2002
Class B	$ 2,109	$ 371
Class C	1,954	320
	$ 4,063	$ 691

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2002
Class A	$ 831	$ 182
Class B	703	155
Class C	651	158
	$ 2,185	$ 495

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2002 aggregated $80.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended February 28, 2002, there was no CDSC for Class B and C shares.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended February 28, 2002, totaled $2,034 and are reflected as interest income on the statement of operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended February 28, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $15 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2002		Year Ended August 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	38,146	$ 209,380	23,005	$ 146,092
Class B	27,480	147,698	13,110	77,225
Class C	8,141	44,121	10,526	61,886
		$ 401,199		$ 285,203
Shares issued to shareholders in reinvestment of distributions
Class A	-	$ -	16,646	$ 142,820
Class B	-	-	17,184	144,520
Class C	-	-	16,982	142,815
		$ -		$ 430,155
Shares redeemed
Class A	(1,965)	$ (10,521)	(3,063)	$ (19,830)
Class B	(6,925)	(33,597)	-	-
Class C	(3,251)	(16,804)	(54)	(402)
		$ (60,922)		$ (20,232)
Net increase (decrease)
Class A	36,181	$ 198,859	36,588	$ 269,082
Class B	20,555	114,101	30,294	221,745
Class C	4,890	27,317	27,454	204,299
		$ 340,277		$ 695,126

G. Cessation of Operations

On February 4, 2002, the Board of Trustees of the Fund approved the cessation of operations of the Fund effective on or about May 17, 2002, (the "Closing Date"). Accordingly, the Board has voted to redeem involuntarily the shares of any Fund shareholder outstanding at that time. This may be a taxable event for shareholders with the exception of those participating in a qualified defined contribution plan, defined benefit plan or other qualified retirement vehicle. In conjunction with approving the cessation of operations of the Fund, the Board approved closing the Fund to new investors effective as of the close of business on February 5, 2002.

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2012 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement January 2002

This privacy statement is issued by Zurich Scudder Investments, Inc. (Scudder), its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Zurich Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.